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EXHIBIT 10.13


                                  AMENDMENT TO
                               CONTINUING GUARANTY
                               -------------------


         THIS AMENDMENT TO CONTINUING GUARANTY is dated as of the 16th day of April 2003 (this "AMENDMENT"), by and among OVERHILL L.C. VENTURES, INC., a California corporation (the "GUARANTOR") and PLEASANT STREET INVESTORS, LLC, a California limited liability company, as the assignee of Bank (as defined below) (the "LENDER").

                                 R E C I T A L S

         A. Pursuant to that certain Loan and Security Agreement dated as of November 24, 1999 (the "ORIGINAL LOAN AGREEMENT"), among OVERHILL FARMS, INC., a Nevada corporation ("BORROWER"), the Guarantor and UNION BANK OF CALIFORNIA, N.A. ("BANK"), as previously amended, Bank made certain financial accommodations to Borrower on the terms and subject to the conditions set forth therein.

         B. In connection with the execution and delivery of the Original Loan and Security Agreement, pursuant to that certain Continuing Guaranty dated as of November 24, 1999 (including all exhibits and schedules thereto, and as the same may be subsequently amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY"), the Guarantor and TreeCon Resources, Inc. (formerly known as Polyphase Corporation and Overhill Corporation and the former parent of Borrower), a Nevada corporation ("TREECON") unconditionally, irrevocably and absolutely guarantied to Bank the prompt payment and performance of the Obligations, all on the terms and subject to the conditions set forth therein.

         C. In connection with the execution and delivery of that certain Amended and Restated Loan and Security Agreement dated as of October 29, 2002 (as previously amended, the "EXISTING LOAN AGREEMENT"), among Borrower, Guarantor and Bank, which amended and restated the Original Loan Agreement, TreeCon and Bank entered into that certain Limited Release Agreement dated as of October 29, 2002, pursuant to which, among other things, TreeCon was released from all Guaranteed Obligations (as defined therein), subject to certain exceptions. Accordingly, Treecon, no longer being a Guarantor of the Guaranteed Obligations, neither is nor need be a party hereto.

         D. Concurrently herewith, pursuant to that certain Agreement of Purchase and Sale dated of even date herewith (the "PURCHASE AGREEMENT") by and between Bank and Lender, the Lender has purchased, and Bank has sold to Lender, all of Bank's right, title and interest in and to the Assigned Interests (as defined in the Purchase Agreement), including, without limitation, Bank's rights and benefits under the Loan Agreement (as defined below) and the Guaranty.


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         E. In addition, concurrently herewith, the Existing Loan Agreement is being amended and restated pursuant to that certain Second Amended and Restated Loan and Security Agreement dated of even date herewith (including all exhibits and schedules thereto, and as the same may be subsequently amended, restated, supplemented or otherwise modified from time to time, collectively the "LOAN AGREEMENT"), by and among Borrower, Guarantor and the Lender to, among other things, recognize that Lender is the assignee of Bank. Unless otherwise set forth herein, capitalized terms and rules of construction defined or established in SCHEDULE A to the Loan Agreement shall be applied herein as defined or established therein.

         F. The Guarantor and the Lender are entering into this Amendment to amend certain provisions in the Guaranty and to confirm that, notwithstanding the amendment and restatement of the Existing Loan Agreement, the Guaranty continues in full force and effect in favor of the Lender.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENTS TO GUARANTY. Effective on and as of the Effective Date, the Guaranty shall be amended as follows:

                  (a) All references in the Guaranty to the "Bank" shall be deemed to mean and refer to the Lender.

                  (b) The definition of "Guaranty Termination Date" shall be amended to read in its entirety as follows:

                  "GUARANTY TERMINATION DATE" shall mean the date on which the then due and payable Obligations and Guaranty Obligations shall have been completely satisfied and performed in full."

                  (c) Section 9 (APPLICATION OF PAYMENTS) of the Guaranty shall be amended to read in its entirety as follows:

                  "Any payments by any Guarantor under this Guaranty shall be applied by Lender first, to the satisfaction of Guarantors' indemnification liabilities pursuant to SECTION 10, and then, in the order of priorities set forth in SECTION 1.13 of the Loan Agreement."

                  (d) Section 4.9 (LITIGATION) of the Guaranty shall be amended to read in its entirety as follows:

                           "4.9 LITIGATION. No material litigation,
                  investigation or proceeding of any Governmental Authority is pending or, to the knowledge of such Guarantor, threatened against any Guarantor, except as disclosed to Lender in
                  SCHEDULE 3.20 to the Loan Agreement or otherwise."


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         2. CONFIRMATION; FULL FORCE AND EFFECT. The amendments set forth in
Section 1 above shall amend the Guaranty on and as of the Effective Date, and the Guaranty shall otherwise remain in full force and effect, as amended thereby, from and after the Effective Date in accordance with its terms. The Guarantor hereby ratifies, approves and affirms in all respects each of the Loan Agreement, the Term Notes, the Collateral Documents (including the Liens granted in favor of the Lender under the Collateral Documents) and each of the other Loan Document, the terms and other provisions hereof and thereof and the Obligations hereunder and thereunder.

         3. CONFIRMATION OF GUARANTY. The Guarantor hereby acknowledges that it has read this Amendment and the other Loan Documents and consents to their terms. Further, the undersigned hereby (a) confirms that it is a party to the Guaranty and that, among other things, the payment and performance of the Obligations is guarantied by it under the Guaranty, (b) ratifies, approves and reaffirms in all respects the terms and other provisions of, and its obligations under, the Guaranty, the Collateral Documents and the other Loan Documents to which it is a party or which it has consented to or acknowledged and (c) confirms that the Guaranty, the Collateral Documents and the other Loan Documents to which it is a party remain in full force and effect in accordance with their respective terms.

         4. MISCELLANEOUS PROVISIONS.

                  (a) ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Amendment, together with the other Loan Documents, constitute the entire understanding and agreement with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings with respect thereto. This Amendment shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

                  (b) GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).

                  (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

                                   GUARANTOR

                                   OVERHILL L.C. VENTURES, INC., a California corporation


                                   By: /S/ JAMES RUDIS
                                       -----------------------------------------
                                       James Rudis
                                       President and Chief Executive Officer


                                   By: /S/ JOHN STEINBRUN
                                       -----------------------------------------
                                       John Steinbrun
                                       Senior Vice President and
                                       Chief Financial Officer

                                   LENDER
                                   ------

                                   PLEASANT STREET INVESTORS, LLC, a California limited liability company

                                   By: Levine Leichtman Capital Partners, Inc., a California corporation, its Manager

                                   By: /S/ STEVEN E. HARTMAN
                                       -----------------------------------
                                       Steven E. Hartman
                                       Vice President




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